UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2023

MATERION CORPORATION

(Exact name of registrant as specified in its charter)

Ohio 001-15885 34-1919973

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
6070 Parkland Blvd., Mayfield Hts., Ohio 44124

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (216) 486-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value MTRN New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2023, Materion Corporation (the "Company") held its 2023 Annual Meeting of Shareholders (the "Annual Meeting"). Set forth below are the proposals voted upon at the Annual Meeting and the final voting results.
As of the record date of the Annual Meeting, there were 20,608,637 common shares outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 19,293,608 common shares, or approximately 94% of the outstanding common shares entitled to vote, were represented in person or by proxy. Those common shares were voted as follows:

(1) Election of Directors.
The following individuals were nominated in 2023 to serve as directors until 2024. All nominees were elected. The results were as follows:

Director	For	Withhold	Broker Non-Votes
Vinod M. Khilnani	15,702,637	2,896,674	694,297
Emily M. Liggett	17,954,525	644,786	694,297
Robert J. Phillippy	17,934,464	664,847	694,297
Patrick Prevost	17,875,498	723,813	694,297
N. Mohan Reddy	17,600,729	998,582	694,297
Craig S. Shular	17,414,034	1,185,277	694,297
Darlene J. S. Solomon	17,668,464	930,847	694,297
Robert B. Toth	17,812,520	786,791	694,297
Jugal K. Vijayvargiya	18,154,177	445,134	694,297

(2) Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year 2023.
The proposal was ratified based on the following vote:

For	17,767,225
Against	1,519,515
Abstentions	6,868

(3) Approval, on an advisory basis, of the compensation of the Company's named executive officers.
The Company's shareholders approved, on an advisory, non-binding basis the compensation of the Company's named executive officers.

For	17,160,793
Against	1,409,572
Abstentions	28,946
Broker Non-Votes	694,297

(4) Recommend, on an advisory basis, the frequency of future named executive officer compensation advisory votes.
The Company's shareholders recommended, on an advisory, non-binding basis that the advisory vote on named executive officer compensation shall be held every year.

1 Year	17,237,839
2 Years	7,578
3 Years	1,348,065
Abstain	5,829
Broker Non-Votes	694,297
The Company has determined that the advisory vote on named executive officer compensation would be held every year until the next vote on the frequency of such advisory votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Materion Corporation

May 18, 2023	By:	/s/ John M. Zaranec
John M. Zaranec
Chief Accounting Officer